UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 7, 2009

CONVERGYS CORPORATION

(Exact name of registrant as specified in its charter)

Commission File No. 1-14379

Ohio	31-1598292
(State of Incorporation)	(I.R.S. Employer Identification No.)

201 East Fourth Street, Cincinnati, Ohio	45202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 723-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of Convergys Corporation (the “Company”) has appointed Andre Valentine as Senior Vice President, Finance and Controller, effective December 7, 2009. In connection with this appointment, Mr. Valentine will serve as the Company’s principal accounting officer, succeeding Timothy M. Wesolowski, effective December 7, 2009. Mr. Valentine, 46, has been with the Company since August 1997 and most recently served as Senior Vice President in charge of Group Finance for the Company’s Customer Management line of business.

No compensation changes were made in connection with the foregoing.

The Company is filing this 8-K pursuant to Item 5.02(b) & (c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONVERGYS CORPORATION

By	/S/ KAREN R. BOWMAN
Karen R. Bowman
Senior Vice President, General Counsel and Corporate Secretary

Dated: December 8, 2009